UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 21, 2013 deltathree, Inc.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

000-28063	13-4006766
(Commission File Number)	(IRS Employer Identification No.)

26 Avenue at Port Imperial, Suite #108, West New York, New Jersey	07093
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (212) 500-4850

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

As more fully described in the registrant's Current Report on Form 8-K filed with the Securities and Exchange Commission on September 12, 2011, each of deltathree, Inc., Delta Three Israel, Ltd. and DME Solutions, Inc. (collectively, the “Deltathree Entities”) entered into the Fourth Loan and Security Agreement (the “Loan Agreement”) with D4 Holdings, LLC (“D4 Holdings”) on September 12, 2011, pursuant to which D4 Holdings provided to the Deltathree Entities a line of credit in a principal amount of $300,000.

On November 21, 2013, deltathree, Inc. received $100,000 from D4 Holdings pursuant to a notice of borrowing under the Loan Agreement.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DELTATHREE, INC.

By:	/s/ Effi Baruch
Name	Effi Baruch
Title	Chief Executive Officer and President

Dated: March 3, 2014